SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 7, 2016

UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

201 E. Sandpointe Avenue, 8th Floor
Santa Ana, California 92707
(Address of principal executive offices, with Zip Code)

(714) 918-9500
(Registrant’s telephone number, including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07 Submission of Matters to a Vote of Security Holders	1
SIGNATURE	2

Item 5.07 Submission of Matters to a Vote of Security Holders.

Universal Electronics Inc. (the “Company”) held its annual meeting of stockholders on June 7, 2016, and the following matters were voted on at that meeting:

1.      The election of the following directors who will serve until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Withheld	Non-Votes	Uncast
Paul D. Arling	10,751,770	1,647,993	1,266,188	0
Satjiv S. Chahil	12,100,413	299,350	1,266,188	0
William C. Mulligan	11,191,234	1,208,529	1,266,188	0
J.C. Sparkman	11,836,785	562,978	1,266,188	0
Gregory P. Stapleton	12,361,186	38,577	1,266,188	0
Carl E. Vogel	9,048,301	3,351,462	1,266,188	0
Edward K. Zinser	12,361,308	38,455	1,266,188	0

2.     Stockholders approved an advisory resolution on the Company’s executive compensation as follows:

For	Against	Abstain	Non-Votes	Uncast
11,841,542	538,500	19,721	1,266,188	0

3.    The ratification of the appointment of the independent registered public accounting firm Grant Thornton LLP was approved by the following vote:

For	Against	Abstain	Non-Votes	Uncast
13,515,523	149,668	760	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.

Date: June 10, 2016	By: /s/ Bryan Hackworth
Bryan Hackworth
Chief Financial Officer
(Principal Financial Officer)

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